UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2017 (July 31, 2017)

EMARINE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4th Floor, 15-14, Samsan-ro 308beon-gil

Nam-gu, Ulsan, 44715 Republic of Korea

(Address of principal executive offices) (zip code)

+82-70-7204-9352

(Registrant’s telephone number, including area code)

Copy to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On August 1, 2017, eMARINE Global Inc., formerly Pollex, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to disclose that it had entered into a share exchange agreement with e-Marine Co., Ltd., a corporation formed under the laws of South Korea (“e-Marine”), and the shareholders of e-Marine (the “e-Marine Shareholders”). Pursuant to the share exchange agreement, the e-Marine Shareholders assigned, transferred and delivered, free and clear of all liens, 100% of the issued and outstanding shares of common stock of e-Marine to the Company in exchange for 14,975,000 restricted shares of common stock of the Company.

The Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information. This Current Report on Form 8-K/A does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01 Financial Statements And Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of e-Marine Co., Ltd, the business acquired, as of December 31, 2016 and 2015 and for the years then ended, and the notes thereto, including the related report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2016 and Unaudited Pro Forma Condensed Consolidated Statement of Operations of eMarine Global Inc. for the year ended December 31, 2016 and its Unaudited Pro Forma Condensed Consolidated Financial Statements for the six months ended June 30, 2017, are filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Auditor

99.1	Financial Statements of the Business Acquired (e-Marine Co., Ltd.)

99.2	Unaudited Pro Forma Financial Consolidated Condensed Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMARINE GLOBAL INC.

Dated: October 6, 2017	By:	/s/ Ung Gyu Kim
	Name:	Ung Gyu Kim
	Title:	Chief Executive Officer